Exhibit 99.1
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Release Date: October 30, 2008	Contact:	Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059
progers@micros.com

 MICROS REPORTS FISCAL 2009 FIRST QUARTER RESULTS
RECORD FIRST QUARTER REVENUE, NET INCOME AND EPS

Columbia, Maryland... MICROS Systems, Inc. (Nasdaq:MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2009 first quarter ended September 30, 2008.

FINANCIAL HIGHLIGHTS

•	Revenue for the quarter was $244.1 million, an increase of $27.6 million, or 12.7%, over the same period last year.

•	GAAP net income for the quarter was $24.9 million, an increase of $3.6 million, or 16.8%, over the same period last year.

•	GAAP diluted earnings per share (EPS), was $0.30 per share, an increase of $0.05, or 20.0%, over the same period last year.

•	Non-GAAP financial results, excluding the effect of Financial Accounting Standard (FAS) No. 123 (R), which requires us to record the share-based payment charge, are as follows:

-	Non-GAAP net income was $27.8 million, an increase of $3.5 million, or 14.3%, over the year ago period.

-	Non-GAAP diluted EPS, was $0.34, an increase of $0.05, or 17.2%, over the year ago period.

•	MICROS’s financial results were Company records for a first fiscal quarter.

Tom Giannopoulos, MICROS’s Chairman and CEO, stated: “We are pleased with the financial results for our first quarter. We are cognizant of the global economy and the challenges it presents to the markets we serve. With our leading market position and strong balance sheet, we are well positioned to weather the present economic conditions.”

MICROS’s stock is traded through NASDAQ under the symbol MCRS. Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties. MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters, such as hurricanes and tsunamis; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of October 30, 2008. MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

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Release Date: October 30, 2008	Contact:	Peter J. Rogers, Jr.
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	First quarter ended Sept. 30,
	2008	2007
Revenue:
Hardware	$63,693	$64,901
Software	37,576	30,851
Service	142,800	120,730
Total revenue	244,069	216,482

Cost of sales:
Hardware	43,059	39,938
Software	7,300	8,509
Service	67,766	54,793
Total cost of sales	118,125	103,240

Gross margin	125,944	113,242

Selling, general and administrative expenses	73,276	67,353
Research and development expenses	10,263	9,114
Depreciation and amortization	4,087	3,846
Stock option expense (*)	3,733	3,844
Total operating expenses	91,359	84,157

Income from operations	34,585	29,085
Non-operating income, net	3,795	3,322

Income before taxes, minority interests, and equity in net earnings of affiliates	38,380	32,407
Income tax provision	13,049	10,856

Income before minority interests and equity in net earnings of affiliates	25,331	21,551
Minority interests and equity in net earnings of affiliates	(449)	(247)

Net income (GAAP)	$24,882	$21,304
Net income per diluted common share (GAAP)	$0.30	$0.25
Weighted-average number of shares outstanding - diluted	82,196	83,512

Reconciliation of GAAP Net Income and EPS, and Non-GAAP Net Income and EPS before share-based payment charge, i.e. stock option expense

Net income (GAAP)	$24,882	$21,304
Add back:
(*) Stock option expense
Selling, general and administrative expenses	3,525	3,542
Research and development expenses	208	302
Total stock option expense	3,733	3,844
Subtract:
Total tax effect on stock option expense	841	841
Net income, before share-based payment charge (Non-GAAP)	$27,774	$24,307
Net income per diluted common share,
before share-based payment charge (Non-GAAP)	$0.34	$0.29

We believe the inclusion of the above non-GAAP measure, excluding the effect of share-based payment charge, will be useful to investors because it will enhance the comparability of our results in recent periods to results in periods prior to our adoption of FAS 123(R). We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts continue to forecast excluding the effect of share-based payment charge, the non-GAAP measure. In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors. Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Among the limitations on the use of the non-GAAP measure are the following:

·	The exclusion of non-cash share-based payment charges can have a significant impact on reported GAAP net income and diluted net income per share.
·	Other companies may utilize non-cash share-based payments to a significantly greater or lesser degree in relation to overall compensation than MICROS.
·	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

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Release Date: October 30, 2008	Contact:	Peter J. Rogers, Jr.
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	Sept 30,	June 30,
	2008	2008
ASSETS
Current assets:
Cash and cash equivalents	$325,441	$381,964
Accounts receivable, net	203,153	192,445
Inventory, net	52,795	64,575
Deferred income taxes	17,528	18,724
Prepaid expenses and other current assets	27,417	29,737
Total current assets	626,334	687,445

Investments, non-current	62,662	65,216
Property, plant and equipment, net	31,308	29,165
Deferred income taxes, non-current	8,261	7,108
Goodwill	186,895	159,722
Intangible assets, net	21,568	16,168
Purchased and internally developed software costs, net	32,045	30,846
Other assets	8,249	7,336
Total assets	$977,322	$1,003,006

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Bank lines of credit	$987	$989
Accounts payable	41,895	46,843
Accrued expenses and other current liabilities	116,045	124,913
Income taxes payable	4,099	6,363
Deferred revenue	122,059	115,398
Total current liabilities	285,085	294,506

Income taxes payable, non-current	18,438	18,302
Deferred income taxes, non-current	3,382	2,181
Other non-current liabilities	10,183	8,103
Total liabilities	317,088	323,092
Minority interests and minority ownership put arrangement	6,702	6,898
Commitments and contingencies

Shareholders’ equity:
Common stock	504	506
Capital in excess of par	126,347	131,517
Retained earnings	505,468	480,777
Accumulated other comprehensive income	21,213	60,216
Total shareholders’ equity	653,532	673,016

Total liabilities and shareholders’ equity	$977,322	$1,003,006